Regulatory Matters and Capital adequacy	12 Months Ended
Dec. 31, 2011
Regulatory Capital Requirements Under Banking Regulations [Abstract]
Regulatory Matters and Capital Adequacy

NOTE 23

regulatory matters and capital adequacy

The Company is supervised and regulated by the Federal Reserve and is subject to the Federal Reserve's requirements for risk-based capital and leverage ratios. The Company's two U.S. bank operating subsidiaries, Centurion Bank and FSB (collectively, the “Banks”), are subject to supervision and regulation, including similar regulatory capital requirements by the FDIC and the Office of the Comptroller of the Currency (OCC). On July 21, 2011, pursuant to the Dodd-Frank Reform Act, supervision and regulation of FSB was transferred from Office of Thrift Supervision (OTS) to the OCC.

The Federal Reserve's guidelines for capital adequacy define two categories of risk-based capital: Tier 1 and Tier 2 capital (as defined in the regulations). Under the risk-based capital guidelines of the Federal Reserve, the Company is required to maintain minimum ratios of Tier 1 and Total (Tier 1 plus Tier 2) capital to risk-weighted assets, as well as a minimum leverage ratio (Tier 1 capital to average adjusted on-balance sheet assets).

Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional, discretionary actions by regulators, that, if undertaken, could have a direct material effect on the Company's and the Banks' operating activities.

As of December 31, 2011 and 2010, the Company and its Banks met all capital requirements to which each was subject. Further, the most recent regulatory notification categorized the Company and its Banks as well-capitalized institutions under the prompt corrective action regulations. No conditions or events have occurred since that notification that have caused management to believe any change in the Company's or its Banks' capital classification would be warranted.

The following table presents the regulatory capital ratios for the Company and the Banks:

	Tier 1	Total	Tier 1 capital	Total capital	Tier 1
(Millions, except percentages)	Capital	capital	ratio	ratio	leverage ratio
December 31, 2011:
American Express Company	$14,881	$17,271	12.3%	14.3%	10.2%
American Express Centurion Bank	$6,029	$6,431	18.8%	20.1%	19.1%
American Express Bank, FSB	$6,493	$7,363	17.4%	19.8%	18.4	% (a)
December 31, 2010:
American Express Company	$13,100	$15,528	11.1%	13.1%	9.3%
American Express Centurion Bank	$5,771	$6,170	18.3%	19.5%	19.4%
American Express Bank, FSB	$5,586	$6,424	16.3%	18.8%	16.1	% (a)

Well-capitalized ratios(b)			6.0%	10.0%	5.0	% (c)
Minimum capital ratios(b)			4.0%	8.0%	4.0%

(a)       FSB leverage ratio represents Tier 1 core capital ratio (as defined by OCC regulations applicable to federal savings banks), calculated similarly to Tier 1 leverage ratio.

(b)       As defined by the regulations issued by the Federal Reserve, OCC and FDIC.

(c)       Represents requirements for banking subsidiaries to be considered “well capitalized” pursuant to regulations issued under the Federal Deposit Insurance Corporation Improvement Act. There is no “well capitalized” definition for the Tier 1 leverage ratio for a bank holding company.

RESTRICTED NET ASSETS OF SUBSIDIARIES

Certain of the Company's subsidiaries are subject to restrictions on the transfer of net assets under debt agreements and regulatory requirements. These restrictions have not had any effect on the Company's shareholder dividend policy and management does not anticipate any impact in the future. Procedures exist to transfer net assets between the Company and its subsidiaries, while ensuring compliance with the various contractual and regulatory constraints. As of December 31, 2011, the aggregate amount of net assets of subsidiaries that are restricted to be transferred to American Express' Parent Company (Parent Company) was approximately $9.4 billion.

BANK HOLDING COMPANY DIVIDEND RESTRICTIONS

The Company is limited in its ability to pay dividends by the Federal Reserve which could prohibit a dividend that would be considered an unsafe or unsound banking practice. It is the policy of the Federal Reserve that bank holding companies generally should pay dividends on common stock only out of net income available to common shareholders generated over the past year, and only if prospective earnings retention is consistent with the organization's current and expected future capital needs, asset quality and overall financial condition. Moreover, bank holding companies are required by statue to be a source of strength to their insured depository institution subsidiaries and should not maintain dividend levels that undermine their ability to do so. On an annual basis, the Company is required to develop and maintain a capital plan, which includes planned dividends over a two-year horizon, and to submit the capital plan to the Federal Reserve for approval.

BANKS' DIVIDEND RESTRICTIONS

In the year ended December 31, 2011, Centurion Bank and FSB paid dividends from retained earnings to its parent of $1.5 billion and $550 million, respectively. No dividends were paid in 2010 and 2009.

The Banks are subject to statutory and regulatory limitations on their ability to pay dividends. The total amount of dividends which may be paid at any date, subject to supervisory considerations of the Banks' regulators, is generally limited to the retained earnings of the respective bank. As of December 31, 2011 and 2010, the Banks' retained earnings, in the aggregate, available for the payment of dividends were $4.6 billion and $3.6 billion, respectively. In determining the dividends to pay its parent, the Banks must also consider the effects on applicable risk-based capital and leverage ratio requirements, as well as policy statements of the federal regulatory agencies. In addition, the Banks' banking regulators have authority to limit or prohibit the payment of a dividend by the Banks under a number of circumstances, including, if, in the banking regulator's opinion, payment of a dividend would constitute an unsafe or unsound banking practice in light of the financial condition of the banking organization.